                                                                     EXHIBIT 23


CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report, dated January 28, 1997, on the financial statements and supporting schedule and exhibit of GTE Northwest Incorporated included in this Form 10-K, into the Registration Statement filed on Form S-3 (File No. 333-02839).


Dallas, Texas
March 26, 1997

                                                            ARTHUR ANDERSEN LLP